Non-interest income	12 Months Ended
Dec. 31, 2022
Non-interest income
Non-interest income

2 Non-interest income

There are three main categories of non-interest income: net fees and commissions, trading income, and other operating income.

Net fees and commissions is the difference between fees received from customers for services provided by NatWest Group, such as credit card annual fees, mortgage arrangement fees, underwriting fees, payment services, brokerage fees, trade finance, investment management fees, trustee and fiduciary services, and fees incurred in the provision of those services, such as credit card interchange fees, customer incentives, loan administration, foreign currency transaction charges, brokerage fees, and mortgage valuation reports.

Trading income is earned from short-term financial assets and financial liabilities to either make a spread between purchase and sale price or held to take advantage of movements in prices and yields.

Other operating income includes revenue from other operating activities which are not related to the principal activities of the company, such as share of profit or loss from associate, operating lease income, the profit or loss on the sale of a subsidiary or property, plant and equipment, profit or loss on own debt, and changes in the fair value of financial assets and liabilities designated at fair value through profit or loss.

For accounting policy information see Accounting policies note 3.1 and 3.6.

	2022	2021 (1)	2020 (1)
Continuing operations	£m	£m	£m
Net fees and commissions (2)	2,292	2,120	1,982

Trading income
Foreign exchange	305	364	569
Interest rate (3)	752	(130)	541
Credit	17	83	3
Changes in fair value of own debt and derivative liabilities attributable to own credit risk
- debt securities in issue	42	6	(24)
Equities, commodities and other	17	—	36
	1,133	323	1,125

Other operating income
Loss on redemption of own debt	(161)	(145)	(324)
Rental income on operating lease assets and investment property	230	225	232
Changes in fair value of financial assets and liabilities designated at fair value through profit or loss (4)	17	(8)	(54)
Changes in fair value of other financial assets at fair value through profit or loss (5,6)	(45)	5	2
Hedge ineffectiveness	(20)	25	24
Loss on disposal of amortised cost assets and liabilities	(15)	(15)	(18)
(Loss)/profit on disposal of fair value through other comprehensive income assets	(168)	117	96
(Loss)/profit on sale of property, plant and equipment (7)	(5)	(30)	13
Share of (losses)/profits of associated entities	(30)	216	(30)
Profit/(loss) on disposal of subsidiaries and associates	—	48	(16)
Other income (8,9)	86	13	(18)
	(111)	451	(93)
	3,314	2,894	3,014

(1)	Comparative results have been re-presented from those previously published to reclassify certain operations as discontinued operations as described in Note 8.
(2)	Refer to Note 4 for further analysis.
(3)

Includes fair value changes on derivatives which have not been designated in a hedge accounting relationship and gains and losses from the management of the NatWest Group’s funding requirements involving the use of derivatives including FX. These are aimed at managing the interest rate and foreign exchange risk that NatWest Group is exposed to.

(4)	Includes related derivatives.
(5)	2022 includes a £19 million gain from reclassification of mortgages from amortised cost to fair value through profit or loss. Refer to Note 10 for further details.
(6)	Includes instruments that have failed solely payments of principal and interest testing under IFRS 9.
(7)	2021 includes £44 million loss on the purchase of freeholds for properties where the Group was the primary leaseholder.
(8)	2022 includes £92 million profit from insurance liabilities.
(9)	2020 includes £58 million loss on acquisition of a £3.0 billion prime UK mortgages portfolio from Metro Bank plc.